                                POWER OF ATTORNEY                   Exhibit 24.1


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, Chairman, President, Chief Executive Officer and director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ Douglas W. Leatherdale
                                             -------------------------------

                                   NAME:  Douglas W. Leatherdale

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, Executive Vice President, Chief Financial Officer and a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  February 6, 1996           SIGNATURE:/s/ Patrick A. Thiele
                                             ------------------------------

                                   NAME:  Patrick A. Thiele

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, Senior Vice President and Chief Accounting Officer of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to the St. Paul
(UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  February 6, 1996           SIGNATURE:/s/ Howard E. Dalton
                                             ------------------------------

                                   NAME:  Howard E. Dalton

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The
St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The
St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ Michael R. Bonsignore
                                             ------------------------------

                                   NAME:  Michael R. Bonsignore

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The
St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The
St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ John H. Dasburg
                                             ------------------------------

                                   NAME:  John H. Dasburg

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The
St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The
St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ W. John Driscoll
                                             ------------------------------

                                   NAME:  W. John Driscoll

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The
St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The
St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ Pierson M. Grieve
                                             ------------------------------

                                   NAME:  Pierson M. Grieve

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The
St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The
St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ Ronald James
                                             ------------------------------

                                   NAME:  Ronald James

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The
St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The
St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ William H. Kling
                                             ------------------------------

                                   NAME:  William H. Kling

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The
St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The
St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ Bruce K. MacLaury
                                             ------------------------------

                                   NAME:  Bruce K. MacLaury

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The
St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The
St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ Ian A. Martin
                                             ------------------------------

                                   NAME:  Ian A. Martin

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The
St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The
St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ Glen D. Nelson, M.D.
                                             ------------------------------

                                   NAME:  Glen D. Nelson, M.D.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The
St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The
St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ Anita M. Pampusch
                                             ------------------------------

                                   NAME:  Anita M. Pampusch

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The
St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The
St. Paul to be issued pursuant to the St. Paul (UK) 1988 Share Option Schemes, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 6, 1996           SIGNATURE:/s/ Gordan M. Sprenger
                                             ------------------------------

                                   NAME:  Gordan M. Sprenger